                                                                  EXHIBIT 99(A)


                         DISCOVER CARD MASTER TRUST
                                Series 1993-1
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of October 27, 1993, for Series 1993-1, and relating to the Pooling and Servicing Agreement dated as of October 1, 1993, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                    Total          Interest        Principal
                                --------------------------------------------

                                $44,032,963.36  $44,032,963.36         $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                    Total          Interest        Principal
                                --------------------------------------------

                                $58.71061781      $58.71061781   $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                    Total          Interest        Principal
                                --------------------------------------------

                                  $2,537,268.96  $2,537,268.96         $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                    Total          Interest        Principal
                                --------------------------------------------

                                  $52.99999916    $52.99999916   $0.00000000

Series 1993-1


B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                   $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.                  $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.             $139,191,712.73


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.           $1,188,659,153.38


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.               $8,852,638.25


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.              $75,604,098.58


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.               $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.             $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                             Class A                Class B
                                             -------                -------

                                              $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                         Class A                Class B
                                         -------                -------

                                        0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                            Class A               Class B
                                            -------               -------

                                             $0.00                 $0.00


        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                        0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                            Class A               Class B
                                            -------               -------

                                             $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                         Class A                Class B
                                         -------                -------

                                        0.00000000            0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                       Class A                Class B
                                       -------                -------

                                    $15,000,000.00           $957,459.96


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                     $19,946,825.00       $15,957,460.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                           2.50%                 33.33%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                        Class A                Class B
                                        -------                -------

                                        1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1993-2
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of December 1, 1993, for Series 1993-2, and relating to the Pooling and Servicing Agreement dated as of November 1, 1993, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                       Total          Interest         Principal
                                 -----------------------------------------------

                                 $43,200,000.00   $43,200,000.00           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest         Principal
                                 -----------------------------------------------

                                   $54.00000000      $54.00000000    $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                       Total          Interest         Principal
                                 -----------------------------------------------

                                  $1,916,705.04   $1,916,705.04            $0.00


        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest         Principal
                                 -----------------------------------------------

                                   $57.50000120     $57.50000120     $0.00000000

Series 1993-2

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                 $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.                $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.           $148,461,428.40


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.         $1,267,785,163.50


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.             $6,197,637.17


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.            $52,926,255.62


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.             $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.           $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                             Class A                Class B
                                             -------                -------

                                              $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                        Class A               Class B
                                        -------               -------

                                      0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                Class B
                                      -------                -------

                                  $15,999,999.96           $666,680.04


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                   Shared Amount        Class B Amount
                                   -------------        --------------

                                  $20,833,350.00         $8,333,340.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                         2.50%                 25.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------

                                        1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1993-3
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report - 1996


Pursuant to the Series Supplement dated as of November 23, 1993, for Series 1993-3, and relating to the Pooling and Servicing Agreement dated as of November 1, 1993, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.

                                        Total           Interest       Principal
                                ------------------------------------------------

                                $21,699,999.96    $21,699,999.96           $0.00

          (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                ------------------------------------------------

                                  $61.99999989      $61.99999989     $0.00000000

       2. Class B Certificates

          (a)  The amount of distribution to Class
               B Certificateholders on the related Distribution
               Dates.
                                         Total         Interest        Principal
                                ------------------------------------------------

                                 $1,063,798.56    $1,063,798.56            $0.00

          (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                           Total       Interest        Principal
                                ------------------------------------------------

                                  $64.50000364     $64.50000364      $0.00000000

Series 1993-3

B.  Information Regarding the Performance of the Trust


    1.  Collections of Receivables


        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                  $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.                 $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.             $64,943,666.32


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.            $554,603,833.40


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.              $3,045,817.75


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.             $26,043,237.09


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.              $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.            $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                Class B
                                           -------                -------

                                            $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                        Class A                Class B
                                        -------                -------

                                      0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                       Class A                Class B
                                       -------                -------

                                      0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                       Class A                Class B
                                       -------                -------

                                      0.00000000            0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                Class B
                                      -------                -------

                                   $6,999,999.96           $329,859.96


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                   Shared Amount        Class B Amount
                                   -------------        --------------

                                   $9,162,325.00         $5,497,395.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                       Shared Amount        Class B Amount
                                       -------------        --------------

                                           2.50%                 33.33%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                          Class A               Class B
                                          -------               -------

                                        1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1994-1
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report-1996


Pursuant to the Series Supplement dated as of August 24, 1994, for Series 1994-1, and relating to the Pooling and Servicing Agreement dated as of August 1, 1994, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                       Total           Interest        Principal
                              --------------------------------------------------

                              $16,749,999.96     $16,749,999.96            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total           Interest        Principal
                              --------------------------------------------------

                                $66.99999984       $66.99999984      $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                       Total           Interest        Principal
                              --------------------------------------------------

                                 $907,902.00        $907,902.00            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total           Interest        Principal
                              --------------------------------------------------

                                $69.00000000       $69.00000000      $0.00000000

Series 1994-1

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                   $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.                  $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.              $46,407,512.48


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.             $396,292,473.60


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.               $2,381,565.68


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.              $20,338,070.87


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.               $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.             $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                             Class A                 Class B
                                             -------                 -------

                                              $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                           Class A               Class B
                                           -------               -------

                                         0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                             Class A               Class B
                                             -------               -------

                                              $0.00                 $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                           Class A               Class B
                                           -------               -------

                                         0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                             Class A               Class B
                                             -------               -------

                                              $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                           Class A               Class B
                                           -------               -------

                                         0.00000000            0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                   Class B
                                      -------                   -------

                                   $5,000,000.04              $263,160.00


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                    Shared Amount        Class B Amount
                                    -------------        --------------

                                         $0.00            $9,210,530.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                   Shared Amount          Class B Amount
                                   -------------          --------------

                                       0.00%                  70.00%


5.  The Pool Factor

    The Pool Factor represents the ratio of the amount of the Investor
    Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

    (a)  Class A and Class B Certificates.

                                         Class A               Class B
                                         -------               -------

                                        1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1994-2
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of October 14, 1994, for Series 1994-2, and relating to the Pooling and Servicing Agreement dated as of October 1, 1994, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                              --------------------------------------------------

                                $50,597,247.33    $50,597,247.33           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                              --------------------------------------------------

                                  $59.52617333      $59.52617333     $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                              --------------------------------------------------

                                 $3,601,328.52     $3,601,328.52           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                              --------------------------------------------------

                                  $80.50000045      $80.50000045      0.00000000

Series 1994-2

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables


        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.               $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.          $157,746,926.78


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.        $1,347,101,607.66


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.            $8,323,668.38


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.           $71,053,886.59


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.            $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.          $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                 Class B
                                           -------                 --------

                                            $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                        Class A                Class B
                                        -------                -------

                                      0.00000000             0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A                Class B
                                          -------                -------

                                           $0.00                  $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                       Class A                Class B
                                       -------                -------

                                      0.00000000             0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A                Class B
                                          -------                -------

                                           $0.00                  $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                       Class A                Class B
                                       -------                -------
                                      0.00000000             0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                     Class A                  Class B
                                     -------                  -------

                                  $17,000,000.04            $894,740.04


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                   Shared Amount        Class B Amount
                                   -------------        --------------

                                       $0.00            $44,736,850.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                     Shared Amount        Class B Amount
                                     -------------        --------------
                                         0.00%                100.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                       Class A               Class B
                                       -------               -------

                                      1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1994-3
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of October 20, 1994, for Series 1994-3, and relating to the Pooling and Servicing Agreement dated as of October 1, 1994, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                              --------------------------------------------------

                                $43,421,296.67    $43,421,296.67           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                              --------------------------------------------------

                                  $57.89506223      $57.89506223     $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                              --------------------------------------------------

                                 $3,059,235.00     $3,059,235.00           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                              --------------------------------------------------

                                  $77.50000000      $77.50000000     $0.00000000

Series 1994-3

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.               $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.              $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.         $139,191,712.73


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.       $1,188,659,153.38


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.           $7,297,887.09


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.          $62,324,420.63


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.           $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.         $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                Class B
                                           -------                -------

                                            $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                        Class A                  Class B
                                        -------                  -------

                                      0.00000000               0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A                  Class B
                                          -------                  -------

                                           $0.00                    $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                        Class A                  Class B
                                        -------                  -------

                                      0.00000000               0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A                  Class B
                                          -------                  -------

                                           $0.00                    $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                       Class A                  Class B
                                       -------                  -------

                                      0.00000000               0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                     Class A                    Class B
                                     -------                    -------

                                  $15,000,000.00              $789,480.00


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                    Shared Amount        Class B Amount
                                    -------------        --------------

                                        $0.00            $39,473,700.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                         0.00%                100.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                          Class A               Class B
                                          -------               -------

                                        1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1995-1
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of April 19, 1995, for Series 1995-1, and relating to the Pooling and Servicing Agreement dated as of April 1, 1995, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                       Total           Interest        Principal
                                ------------------------------------------------

                              $35,287,537.35     $35,287,537.35            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total           Interest        Principal
                                ------------------------------------------------

                                $58.81256225       $58.81256225      $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                       Total           Interest        Principal
                                ------------------------------------------------

                               $1,911,970.08      $1,911,970.08            $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total           Interest        Principal
                                ------------------------------------------------

                                $60.54561829       $60.54561829      $0.00000000

Series 1995-1

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                  $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.                 $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.            $111,374,159.44


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.            $951,091,119.37


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.              $5,848,811.93


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.             $49,930,236.14


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.              $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.            $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                Class B
                                           -------                -------

                                            $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                        Class A               Class B
                                        -------               -------

                                      0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A               Class B
                                        -------               -------

                                      0.00000000            0.00000000


     3. Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A               Class B
                                      -------               -------

                                  $12,000,000.00           $631,580.04


     4. Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                         $0.00            $37,894,740.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                       Shared Amount        Class B Amount
                                       -------------        --------------
                                           0.00%                120.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                         Class A                Class B
                                         -------                -------
                                        1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1995-2
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of August 1, 1995, for Series 1995-2, and relating to the Pooling and Servicing Agreement dated as of August 1, 1995, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                                ------------------------------------------------

                                $34,023,611.15    $34,023,611.15           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                ------------------------------------------------

                                  $68.04722230      $68.04722230     $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                                ------------------------------------------------

                                 $1,845,409.50     $1,845,409.50           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                ------------------------------------------------

                                  $70.12500000      $70.12500000     $0.00000000

Series 1995-2

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables


        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.               $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.              $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.          $92,762,229.47


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.         $792,166,656.38


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.           $4,896,327.73


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.          $41,833,844.76


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.            382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.         $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                                Class A                Class B
                                                -------                -------
                                                 $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                        Class A               Class B
                                        -------               -------
                                      0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                        Class A               Class B
                                        -------               -------

                                      0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A               Class B
                                        -------               -------

                                      0.00000000            0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                Class B
                                      -------                -------

                                   $9,999,999.96           $526,320.00


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                   Shared Amount        Class B Amount
                                   -------------        --------------

                                       $0.00            $15,789,480.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                         0.00%                 60.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                          Class A               Class B
                                          -------               -------

                                        1.00000000            1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1995-3
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of September 28, 1995, for Series 1995-3, and relating to the Pooling and Servicing Agreement dated as of September 1, 1995 as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                                ------------------------------------------------

                                $29,049,475.57    $29,049,475.57           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                ------------------------------------------------

                                  $58.09895114      $58.09895114     $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                                ------------------------------------------------

                                 $1,561,125.26     $1,561,125.26           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                ------------------------------------------------

                                  $59.32228530      $59.32228530     $0.00000000

Series 1995-3

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables


        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                    $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.                   $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.               $92,762,229.47


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.              $792,166,656.38


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.                $4,896,327.73


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.               $41,833,844.76


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.                $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.              $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                 Class B
                                           -------                 -------

                                            $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                Class B
                                      -------                -------

                                   $9,999,999.96           $526,320.00


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                   Shared Amount        Class B Amount
                                   -------------        --------------

                                       $0.00            $31,578,960.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                      Shared Amount        Class B Amount
                                      -------------        --------------
                                         0.00%                120.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                        Class A               Class B
                                        -------               -------

                                      1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1996-1
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of January 18, 1996, for Series 1996-1, and relating to the Pooling and Servicing Agreement dated as of January 1, 1996, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                                 -----------------------------------------------

                                $51,940,340.00    $51,940,340.00           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                 -----------------------------------------------

                                  $51.94034000      $51.94034000     $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                                 -----------------------------------------------

                                 $2,797,013.95     $2,797,013.95           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                 -----------------------------------------------

                                  $53.14283991      $53.14283991     $0.00000000

Series 1996-1

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables


        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.               $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.              $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.         $170,739,261.60


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.       $1,447,738,505.38


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.           $8,992,030.95


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.          $76,259,083.12


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.           $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.         $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                 Class B
                                           -------                 -------

                                            $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00


        (d) The amount set forth in paragraph (c) above, per $1,000 interest.

                                        Class A               Class B
                                        -------               -------

                                      0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A               Class B
                                        -------               -------

                                      0.00000000            0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                Class B
                                      -------                -------

                                  $18,333,333.37           $964,920.00


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                   Shared Amount        Class B Amount
                                   -------------        --------------

                                       $0.00            $57,894,760.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                   Shared Amount        Class B Amount
                                   -------------        --------------
                                      0.00%                110.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                        Class A               Class B
                                        -------               -------

                                        1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1996-2
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of January 29, 1996, for Series 1996-2, and relating to the Pooling and Servicing Agreement dated as of January 1, 1996, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                         Total           Interest      Principal
                                ------------------------------------------------

                                $45,528,618.50     $45,528,618.50          $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total           Interest      Principal
                                ------------------------------------------------

                                  $50.58735389       $50.58735389    $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                         Total           Interest      Principal
                                ------------------------------------------------

                                 $2,455,588.88      $2,455,588.88          $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total           Interest      Principal
                                ------------------------------------------------

                                  $51.83957609       $51.83957609    $0.00000000

Series 1996-2

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables

        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.               $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.              $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.         $153,701,061.24


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.       $1,303,308,190.84


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.           $8,141,430.32


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.          $69,038,076.67


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.           $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.         $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                 Class B
                                           -------                 -------

                                            $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                        Class A               Class B
                                        -------               -------

                                      0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                       Class A               Class B
                                       -------               -------

                                      0.00000000            0.00000000


       3. Investor Servicing Fee
          (a)  The amount of Class A and Class B Monthly
               Servicing Fee payable by Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                Class B
                                      -------                -------

                                  $16,500,000.00           $868,431.63


       4. Available Credit Enhancement Amount
          (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                         $0.00            $56,842,140.00

          (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                         0.00%                120.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                          Class A               Class B
                                          -------               -------

                                        1.00000000            1.00000000

                          DISCOVER CARD MASTER TRUST
                                Series 1996-3
                   Credit Card Pass - Through Certificates

                         Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of February 21, 1996, for Series 1996-3, and relating to the Pooling and Servicing Agreement dated as of February 1, 1996, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                                  ----------------------------------------------

                                $17,545,000.00    $17,545,000.00           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                  ----------------------------------------------

                                  $29.24166667      $29.24166667     $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                         Total          Interest       Principal
                                  ----------------------------------------------

                                   $953,948.97       $953,948.97           $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                         Total          Interest       Principal
                                  ----------------------------------------------

                                  $30.20833370      $30.20833370     $0.00000000

Series 1996-3

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables



        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.                   $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.                  $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.              $94,156,004.44


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.             $772,637,108.26


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.               $4,954,143.65


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.              $40,660,904.80


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.               $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.             $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                             Class A                 Class B
                                             -------                 -------
                                              $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                        Class A                Class B
                                        -------                -------

                                      0.00000000             0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A                Class B
                                          -------                -------

                                           $0.00                  $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                        Class A                Class B
                                        -------                -------

                                      0.00000000             0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A                Class B
                                          -------                -------

                                           $0.00                  $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                        Class A                Class B
                                        -------                -------

                                      0.00000000             0.00000000


     3. Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                 Class B
                                      -------                 -------

                                  $10,000,000.00            $526,316.70


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                   Shared Amount         Class B Amount
                                   -------------         --------------

                                       $0.00             $18,947,370.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                     Shared Amount        Class B Amount
                                     -------------        --------------

                                         0.00%                 60.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                          Class A              Class B
                                          -------              -------

                                         1.00000000           1.00000000

                         DISCOVER CARD MASTER TRUST
                                Series 1996-4
                   Credit Card Pass - Through Certificates

                        Distribution and Performance
                        Annual Aggregate Report -1996


Pursuant to the Series Supplement dated as of April 30, 1996, for Series 1996-4, and relating to the Pooling and Servicing Agreement dated as of April 1, 1996, as amended (the "Agreement") by and between Greenwood Trust Company (the "Servicer"), and First Bank National Association (successor trustee to Bank of America Illinois, formerly Continental Bank, National Association), as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. For purposes of filing Form 10-K, certain information is required to be prepared with respect to such Distribution Dates occurring during the calendar year 1996. The information which is required to be prepared with respect to such Distribution Dates related to the year mentioned above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate. Certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Aggregate Distributions for 1996

    1.  Class A Certificates

        (a)  The amount of distribution to Class A
             Certificateholders on the related Distribution
             Dates.
                                       Total          Interest         Principal
                              --------------------------------------------------

                              $37,161,349.71    $37,161,349.71             $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest         Principal
                              --------------------------------------------------

                                $37.16134971      $37.16134971       $0.00000000

    2.  Class B Certificates

        (a)  The amount of distribution to Class
             B Certificateholders on the related Distribution
             Dates.
                                       Total          Interest         Principal
                              --------------------------------------------------

                               $2,014,721.65     $2,014,721.65             $0.00

        (b) The amount of the distribution set forth in paragraph (a) above, per $1,000 interest.

                                       Total          Interest         Principal
                              --------------------------------------------------

                                $38.27940511      $38.27940511       $0.00000000

Series 1996-4

B.  Information Regarding the Performance of the Trust

    1.  Collections of Receivables


        (a)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods.              $2,400,005,663.82


        (b)  The aggregate amount of Principal Collections
             processed during the related Due Periods.             $20,346,843,402.67


        (c)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.        $126,084,417.81


        (d)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class A Certificates.      $1,022,850,096.92


        (e)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.          $6,637,967.20


        (f)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Class B Certificates.         $53,867,284.09


        (g)  The aggregate amount of Finance Charge Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.          $382,528,068.85


        (h)  The aggregate amount of Principal Collections
             processed during the related Due Periods which was
             allocated in respect of the Seller Certificate.        $3,278,960,302.72



    2.  Investor Losses:  Reimbursement of Charge-Offs

        (a)  The aggregate amount of Class A and Class B
             Investor Losses, as defined in the Agreement, during the related Due Periods.

                                           Class A                 Class B
                                           -------                 -------

                                            $0.00                   $0.00

        (b) The amount of Class A and Class B Investor Losses set forth in paragraph (a) above, per $1,000 interest

                                       Class A                Class B
                                       -------                -------

                                      0.00000000            0.00000000

        (c) The total amount reimbursed to the Trust in the current year pursuant to the Agreement, if any, in respect of Class A and Class B Investor Losses

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00


        (d) The amount set forth in paragraph (c)above, per $1,000 interest.

                                       Class A                Class B
                                       -------                -------

                                      0.00000000            0.00000000

        (e) The aggregate amount of unreimbursed Class A and Class B Investor Losses in the Trust as of the end of the calendar year 1996.

                                          Class A               Class B
                                          -------               -------

                                           $0.00                 $0.00

        (f) The amount set forth in paragraph (e) above, per $1,000 interest.

                                       Class A                Class B
                                       -------                -------

                                      0.00000000            0.00000000


    3.  Investor Servicing Fee
        (a)  The amount of Class A and Class B Monthly
             Servicing Fee payable by the Trust to the Servicer for the year ended December 31, 1996.

                                      Class A                Class B
                                      -------                -------

                                  $13,333,333.36           $701,760.00


    4.  Available Credit Enhancement Amount
        (a) The Amount available to be drawn from both the shared and Class B portion of the Credit Enhancement in accordance with the Pooling and Servicing Agreement and its respective Series Supplement as of the end of the day on December 31, 1996.

                                   Shared Amount        Class B Amount
                                   -------------        --------------

                                       $0.00            $63,157,920.00

        (b) The amount set forth in paragraph (a) above as a percentage of the Series Invested amount and the Class B Interest.

                                    Shared Amount        Class B Amount
                                    -------------        --------------

                                       0.00%                120.00%


    5.  The Pool Factor

        The Pool Factor represents the ratio of the amount of the Investor Interest as of the end of the day on December 31, 1996, to the amount of the Investor Interest as of the Closing Date. The amount of a Certificateholder's pro-rata share of the Investor Interest can be determined by multiplying the original denomination of the Certificateholder's Certificate by the Pool Factor.

        (a)  Class A and Class B Certificates.

                                         Class A               Class B
                                         -------               -------

                                        1.00000000            1.00000000